UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 16, 2003
                Date of Report (date of earliest event reported)

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                               CURON MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)

       State of Delaware                 000-31519              77-0470324
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                             46117 Landing Parkway.
                            Fremont, California 94538
                    (Address of principal executive offices)

                                 (510) 661-1800
              (Registrant's telephone number, including area code)

                               735 Palomar Avenue
                               Sunnyvale, CA 94085
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.      Description
-----------      ---------------------------------------------------------------
99.1             Press Release, dated as of October 16, 2003
99.2             Transcript of conference call held on October 16, 2003

Item 9. Regulation FD Disclosure (pursuant to Item 12)

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure" and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Curon Medical under the Securities Act of 1933.

      On October 16, 2003, Curon Medical, Inc. issued a press release announcing its results for the three and six months periods ended September 30, 2003. The press release is attached as Exhibit 99.1.

      A transcript of the conference call held on October 16, 2003 is furnished with this report as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CURON MEDICAL, INC.

                                       By: /s/ Larry C. Heaton II
                                           Larry C. Heaton II
                                           President and Chief Executive Officer

Date: October 23, 2003